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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 31, 2004

                            LAYNE CHRISTENSEN COMPANY

               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                    33-48432                  48-0920712
       ---------------               -----------             ---------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)

                          1900 SHAWNEE MISSION PARKWAY
                           MISSION WOODS, KANSAS 66205

                    (Address of Principal Executive Offices)

                              --------------------

                                 (913) 362-0510

              (Registrant's telephone number, including area code)

                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))



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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         IN ACCORDANCE WITH GENERAL INSTRUCTION B.2 OF FORM 8-K, THE INFORMATION CONTAINED IN THIS CURRENT REPORT, INCLUDING THE EXHIBIT ATTACHED HERETO, SHALL NOT BE DEEMED "FILED" FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

         On August 31, 2004, Layne Christensen Company issued a press release reporting earnings and other financial results for its first quarter ended July 31, 2004. A copy of the Press Release is attached as Exhibit 99.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (C)      EXHIBITS.

                     99 Press Release issued by Layne Christensen Company, dated August 31, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LAYNE CHRISTENSEN COMPANY



Date:  August 31, 2004                     By     /s/ A. B. Schmitt
                                              ----------------------------
                                              Name:   Andrew B. Schmitt
                                              Title:  President and Chief
                                                      Executive Officer




                                INDEX TO EXHIBITS

         EXHIBIT NUMBER         DESCRIPTION
         --------------         -----------
               99               Press Release issued by Layne Christensen
                                Company, dated August 31, 2004.


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